UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 3, 2022

Consensus Cloud Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40750	87-1139414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Flower Street, 15th Floor
Los Angeles, California 90017
(Address of principal executive offices) (Zip Code)

(323) 860-9200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCSI	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On January 7, 2022, Consensus Cloud Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) regarding the appointment of James Malone as Chief Financial Officer of the Company. The Company is filing this amended report to correct an error regarding the title of the position Mr. Malone previously held at XIFIN, Inc. Mr. Malone served as the Executive Vice President and Chief Financial Officer at XIFIN, Inc. from 2015-2020. The full text of the Form 8-K is set forth below as previously filed, except with the corrected title as described above.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2022, the Board of Directors of Consensus Cloud Solutions, Inc. (the “Company”) appointed James Malone as Chief Financial Officer of the Company, effective January 10, 2022. Scott Turicchi, the Company’s Chief Executive Officer, had been serving as interim Chief Financial Officer since the Company’s separation from J2 Global, Inc. (known since October 7, 2021 as Ziff Davis, Inc.).

James C. Malone, age 72, will join Consensus Cloud Solutions, Inc. as its Chief Financial Officer. Prior to joining Consensus, James served as the Executive Vice President and Chief Financial Officer at XIFIN, Inc. from 2015-2020. XIFIN is a cloud based health information technology company. James has previously served as the Chief Financial Officer at multiple other companies, including American Well, Misys plc, and The TriZetto Group. He has over 20 years of experience within the healthcare market. James received his Bachelor of Science in Accounting from St. Francis College and completed a graduate study in Taxation at Pace University.

In connection with his appointment, Mr. Malone will receive an annual base salary of $350,000 and will be eligible to receive an annual bonus of up to $210,000 in 2022. Mr. Malone will also receive an equity grant valued at approximately $600,000, consisting of 5,091 performance based restricted stock units that become eligible to vest in 4 tranches based on the closing market value of the Company’s common stock reaching a certain value over a certain period of time and 5,091 time based restricted stock (“RSUs”) that will vest in 7 tranches over a 4 year period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consensus Cloud Solutions, Inc. (Registrant)

Date:	January 12, 2022	By:	/s/ Vithya Aubee
Vithya Aubee Vice President and Secretary